SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12.

Pacific Select Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

October 5, 2020

Re:	International Equity Income Portfolio, a series of Pacific Select Fund

Dear Contract Owner:

You currently have an investment interest in the International Equity Income Portfolio and, in the attached Proxy Statement, you are being asked to vote on the liquidation of the International Equity Income Portfolio. The International Equity Income Portfolio is part of Pacific Select Fund (the “Trust”), and has been available as an investment option under variable annuity contracts and variable life insurance policies (the “Contracts”) issued by Pacific Life Insurance Company and Pacific Life & Annuity Company (together, “Pacific Life”).

On September 16, 2020, the Board of Trustees of the Trust (the “Board of Trustees”), upon the recommendation of Pacific Life Fund Advisors LLC, the investment adviser of the International Equity Income Portfolio, considered and unanimously approved the liquidation of the International Equity Income Portfolio and agreed to submit the Plan of Liquidation to shareholders for approval.

You are being asked to approve the Plan of Liquidation of the International Equity Income Portfolio (the “Proposal”). If the Proposal is approved and you have not elected to move your contract/account value to a new investment option prior to the date of liquidation of the International Equity Income Portfolio, Pacific Life will, upon liquidation, reinvest your contract/account value in Service Class shares of the Fidelity Variable Insurance Products Government Money Market Portfolio.

The Board of Trustees, as well as management of Pacific Life, recommends that you vote “FOR” the Plan of Liquidation. A summary of the Board of Trustees’ considerations in approving the liquidation, as well as other important information, is provided in the enclosed Proxy Statement.

Please read the Proxy Statement and consider it carefully before casting your voting instruction. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

James T. Morris President and Chief Executive Officer	Adrian S. Griggs Executive Vice President
Chairman of the Board of Directors Pacific Life Insurance Company and Pacific Life & Annuity Company	Chief Operating Officer Pacific Life Insurance Company and Pacific Life & Annuity Company

1

700 Newport Center Drive

Post Office Box 7500

Newport Beach, California 92660

Notice of Special Meeting of Shareholders of the International Equity Income Portfolio

to be Held on October 22, 2020

Dear Contract Owner:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the International Equity Income Portfolio, a fund of Pacific Select Fund, is scheduled for October 22, 2020 at 9:00 a.m. Pacific Time, to be held telephonically via conference call. The Meeting is being held to consider the following proposals:

(1)	To approve a Plan of Liquidation providing for the liquidation and dissolution of the International Equity Income Portfolio, and

(2)	To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on September 18, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. Owners of variable annuity contracts having a beneficial interest in the International Equity Income Portfolio on the Record Date are entitled to vote as though they are shareholders of the International Equity Income Portfolio.

Please read the enclosed Proxy Statement carefully for information concerning the proposal to be considered at the Meeting. Please complete, sign, and return the enclosed voting instruction proxy card promptly, vote telephonically by calling the number listed on your proxy ballot or vote on the Internet by logging onto the website listed on your proxy ballot.

The Board of Trustees of Pacific Select Fund unanimously recommends that you vote “FOR” the Proposal. Please respond - your vote is important. Whether or not you plan to attend the Meeting, please vote by mail, telephone or Internet. Voting instructions must be received by 8:00 a.m. Eastern Time (5:00 a.m. Pacific Time) on October 22, 2020. If you vote by mail, the voting instruction proxy card must be received at the address shown on the enclosed postage paid envelope.

By Order of the Board of Trustees of Pacific Select Fund

/s/
Jane M. Guon
Vice President and Secretary
Pacific Select Fund

October 5, 2020

2

PROXY STATEMENT

FOR THE LIQUIDATION OF THE INTERNATIONAL EQUITY INCOME PORTFOLIO

a fund of Pacific Select Fund

October 5, 2020

INTRODUCTION

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Pacific Select Fund (the “Trust”) on behalf of the International Equity Income Portfolio (the “Liquidating Fund”), a series of the Trust, to be voted at a special meeting of shareholders to be held on October 22, 2020 (the “Meeting”). As more fully described in this Proxy Statement, the purpose of the Meeting is for shareholders to consider and to vote on the proposed Plan of Liquidation that would provide for the liquidation and dissolution of the Liquidating Fund (the “Liquidation”). If the proposed Plan of Liquidation (the “Proposal”) is approved and you have not elected to move your contract/account value to a new investment option prior to the Liquidation, Pacific Life (defined below) has informed the Trust that, upon liquidation, your contract/account value will be reinvested in Service Class shares of the Fidelity® Variable Insurance Products Government Money Market Portfolio (the “Fidelity VIP Government Money Market Fund”).

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY AND REVIEW THE PLAN OF LIQUIDATION, WHICH IS ATTACHED AS APPENDIX A, AS WELL AS THE FIDELITY VIP GOVERNMENT MONEY MARKET FUND’S SUMMARY PROSPECTUS DATED APRIL 28, 2020, WHICH IS BEING PROVIDED TO YOU ALONG WITH THIS PROXY STATEMENT. ALSO, YOU SHOULD CONSULT THE FIDELITY VIP GOVERNMENT MONEY MARKET FUND’S STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), BOTH DATED APRIL 28, 2020, THE SAI AS SUPPLEMENTED, FOR MORE INFORMATION ABOUT THE FIDELITY VIP GOVERNMENT MONEY MARKET FUND.

BACKGROUND

The Liquidating Fund is available as an investment option under variable annuity contracts (the “Contracts”) issued or administered by Pacific Life Insurance Company (“PLIC”) and Pacific Life & Annuity Company (“PL&A” and together with PLIC, “Pacific Life”). Contract owners who selected the Liquidating Fund for investment through a Pacific Life Contract (the “Contract Owners”) have a beneficial interest in the Liquidating Fund, but do not invest directly in or hold shares of the Liquidating Fund. Pacific Life, which uses the Liquidating Fund as a funding vehicle, is the true shareholder of the Liquidating Fund and, as the legal owner of the Liquidating Fund’s shares, has sole voting and investment power with respect to the shares, but passes through any voting rights to Contract Owners. Accordingly, for ease of reference throughout this Proxy Statement, Contract Owners may also be referred to as “shareholders.”

Upon the recommendation of Pacific Life Fund Advisors LLC (the “Adviser”), the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved a Plan of Liquidation for the Liquidating Fund and authorized sending a proxy statement to shareholders of the Liquidating Fund to solicit approval of the Plan of Liquidation.

The Board of Trustees unanimously recommends that Contract Owners of the Liquidating Fund approve the Plan of Liquidation.

THE LIQUIDATION

The Trust is a Delaware statutory trust. The Trust’s Agreement and Declaration of Trust provides that any fund of the Trust may be dissolved at any time by the Trustees by written notice to the shareholders of such fund. Nevertheless, shareholder approval of the Liquidation is being sought for the reasons described in “Summary of the Plan of Liquidation” below.

Reasons for the Liquidation

Due to a change in its business plans, the Liquidating Fund’s sub-adviser, Cadence Capital Management LLC, submitted its resignation as sub-adviser to the Liquidating Fund effective at the close of business October 30, 2020. Given the resignation, the Adviser has determined to eliminate its allocations to the Liquidating Fund for those funds of the Trust that seek to achieve their investment goals by investing in other funds of the Trust (the “Allocation Funds”). The Adviser’s affiliate, which also owns shares of the Liquidating Fund, has determined to redeem its shares of the Liquidating Fund. The Adviser estimates that after the Allocation Funds redeem their shares of the Liquidating Fund, and after the Adviser’s affiliate redeems its shares, the Liquidating Fund would be left with only approximately $270,000 in assets. The Adviser does not plan to reinvest any assets of the Allocation Funds in the Liquidating Fund nor does it expect the Liquidating Fund to achieve significant asset growth in the foreseeable future so as to be viable in the long term. Therefore, the Adviser does not plan to seek to engage another sub-adviser to manage the Liquidating Fund. Further, in light of the Fund’s extremely low number of contracts and asset level, and the more significant costs associated with a merger compared to a liquidation, the Adviser recommended not to seek a merger with another fund and recommended liquidating the Liquidating Fund.

Approval of the Liquidation

The Adviser advised the Board that it recommends the liquidation of the Liquidating Fund, subject to shareholder approval of a Plan of Liquidation. A Plan of Liquidation was then presented to the Board and approved at a meeting on September 16, 2020. At that meeting, the Trustees, including a majority of the Independent Trustees, reviewed the recommendation by the Adviser for the Liquidation of the Liquidating Fund, including the information stated above in Reasons for the Liquidation, the principal terms and conditions of the Plan of Liquidation, and certain other materials provided by the Adviser regarding the Liquidation. The Independent Trustees had the assistance of their independent counsel during their review.

In approving the proposed Liquidation, the Board considered the following material factors and other factors, including but not limited to, the following:

(a)	the Liquidating Fund’s sub-adviser submitted its resignation as sub-adviser to the Liquidating Fund effective at the close of business October 30, 2020;

(b)	given the sub-adviser’s resignation, the Adviser determined to redeem all shares of the Liquidating Fund held by the Allocation Funds and the Adviser’s affiliate determined to redeem all of its shares in the Liquidating Fund, and after such redemptions, the Liquidating Fund would have only approximately $270,000 in assets and the Adviser does not expect the Liquidating Fund to achieve significant asset growth in the foreseeable future so as to be viable in the long term;

(c)	the Adviser does not plan to reinvest any assets of the Allocation Funds in the Liquidating Fund nor does it expect the Liquidating Fund to achieve significant asset growth in the foreseeable future so as to be viable in the long term. Therefore, the Adviser does not plan to seek to engage another sub-adviser to manage the Liquidating Fund and recommended liquidating the Liquidating Fund.

(d)	at the Liquidating Fund’s expected asset size, a sub-adviser would not be able to manage the Liquidating Fund in a manner consistent with its current investment strategies;

(e)	alternatives to the proposed Liquidation, including the feasibility of merging the Liquidating Fund into another fund of the Trust;

(f)	the Adviser’s recommendation to liquidate the Liquidating Fund;

(g)	the terms and conditions of the proposed Plan of Liquidation;

(h)	any direct or indirect costs to be incurred by the Liquidating Fund and its shareholders as a result of the proposed Liquidation; and

(i)	the Adviser will pay the costs (other than brokerage and transaction fees incurred in connection with the sale of the Liquidating Fund’s shares) specifically incurred as a result of the proposed Liquidation, including costs related to the Proxy Statement.

After consideration and discussion of the above and other factors, the Board concluded that such factors supported seeking shareholder approval to liquidate the Liquidating Fund and determined that the proposed liquidation would be in the best interests of the Liquidating Fund’s shareholders. Thus, the Board approved the Plan of Liquidation for the Liquidating Fund, subject to shareholder approval, which is described in further detail below.

SUMMARY OF THE PLAN OF LIQUIDATION

The Plan of Liquidation provides for the liquidation and dissolution of the Liquidating Fund after the close of business on October 30, 2020, or such other date as an officer of the Trust shall determine (the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the Liquidating Fund will be converted to cash or cash equivalents and the Liquidating Fund will pay, or make reasonable provision to pay, all known or reasonably ascertainable liabilities, claims and obligations of the Liquidating Fund. On the Liquidation Date, the Liquidating Fund’s remaining assets will be distributed ratably among its shareholders of record. Pacific Life has informed the Trust that, unless otherwise instructed, the distributed assets will be immediately reinvested in Service Class shares of the Fidelity VIP Government Money Market Fund. Pacific Life represented to the Board that shareholder approval of the Plan of Liquidation would obviate the need for an order from the U.S. Securities and Exchange Commission (the “SEC”) to substitute a Contract Owner’s interest in the Liquidating Fund with an interest in the Fidelity VIP Government Money Market Fund for any Contract Owners who have not transferred their money out of the Liquidating Fund prior to the Liquidation Date. In order to provide for an orderly liquidation and convert all portfolio securities of the Liquidating Fund to cash or cash equivalents, the Liquidating Fund is expected to deviate from its investment goal and principal investment strategies until it is liquidated on the Liquidation Date. For example, short-term money market or other instruments may be held by the Liquidating Fund in anticipation of its liquidation and these investments will not perform in the same manner as investments held by the Liquidating Fund under normal circumstances.

The Plan of Liquidation is structured so as not to result in any dilution of the interests of any shareholders. All material provisions of the Plan of Liquidation are summarized below; for further information and to review the terms of the Plan of Liquidation, please refer to the Plan of Liquidation in Appendix A.

The Plan of Liquidation may be amended by the Board as may be necessary or appropriate to effect the Liquidation. In addition, the Plan of Liquidation may be abandoned by the Board at any time if it determines that abandonment would be advisable and in the best interests of the Liquidating Fund and its shareholders.

Effect of the Plan of Liquidation

The Plan of Liquidation is not expected to affect the value of your interest in your Contract. Prior to the proposed Liquidation, Contract Owners may transfer their assets to one of the other investment options available under their Contracts and a Contract Owner will receive an interest in that investment option having the same value as the value of the shares of the Liquidating Fund beneficially owned by that Contract Owner immediately prior to the transfer. If the Plan of Liquidation is approved and a Contract Owner has not selected a new investment option prior to the Liquidation Date, the Contract Owner will beneficially own, immediately after the Liquidation, a number of Service Class shares of the Fidelity VIP Government Money Market Fund having the same value as the value of the shares of the Liquidating Fund beneficially owned by that Contract Owner immediately prior to the Liquidation. After the Liquidation, such Contract Owners will indirectly bear the fees and expenses of the Service Class shares of the Fidelity VIP Government Money Market Fund, but the Liquidation will not result in any change to a Contract Owner’s Contract fees or charges. Following the Liquidation, the Liquidating Fund will hold no assets and be dissolved.

Expenses of the Liquidation

The Adviser will bear the expenses of the Liquidation, which are estimated to be approximately $[ ] and include the costs related to this Proxy Statement such as preparation of the Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, the cost of any necessary filings with the SEC, legal fees, and expenses of holding shareholder meetings. The Liquidating Fund will bear any brokerage fees and other transaction costs associated with the sale of portfolio holdings of the Liquidating Fund prior to the Liquidation as a result of the Liquidation, along with any usual and customary expenses of the Liquidating Fund such as accounting, custody and Trustees’ fees; and the Fidelity VIP Government Money Market Fund will bear any brokerage fees and other transaction costs associated with the purchase of portfolio holdings by the Fidelity VIP Government Money Market Fund after the Liquidation as a result of cash in-flows from the Liquidation.

Tax considerations: The Liquidation will be a non-taxable event for Contract Owners.

Implementation of the Plan of Liquidation should not cause the Contract Owners who invest in the Liquidating Fund or the Fidelity VIP Government Money Market Fund to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Plan of Liquidation.

Information about the Fidelity VIP Government Money Market Fund

The Fidelity VIP Government Money Market Fund’s Summary Prospectus dated April 28, 2020, is being provided to you along with this Proxy Statement. For further information, please refer to the Fidelity VIP Government Money Market Fund’s Statutory Prospectus and SAI, both dated April 28, 2020, the SAI as supplemented.

Selection of the Fidelity VIP Government Money Market Fund as the “default” investment option

Pacific Life selected the Fidelity VIP Government Money Market Fund as the fund into which it will move a Contract Owner’s account value if the Contract Owner has not elected to move his or her contract/account value to a new investment option prior to the date of liquidation of the Liquidating Fund. Pacific Life selected the Fidelity VIP Government Money Market Fund because it is the only money market investment option available to all affected Pacific Life Contract Owners. Pacific Life may be faced with potential conflicts of interest relating to its selection of the Fidelity VIP Government Money Market Fund and its Service Class shares (see Potential benefits to the Adviser and its Affiliates section below for further information). Since selection of a default investment option is an insurance company matter, neither the Trust’s Board nor the Trust’s Adviser has any role or responsibility with respect to its selection.

Potential benefits to the Adviser and its Affiliates

The Adviser or its affiliates may realize benefits as a result of the investment in the Fidelity VIP Government Money Market Fund and therefore may be faced with potential conflicts of interest relating to Pacific Life’s selection of the Fidelity VIP Government Money Market Fund Service Class shares as the default investment option. In that regard, it should be noted that an affiliate of Pacific Life will be paid by the distributor of the Fidelity VIP Government Money Market Fund a fee at an annual rate of up to 0.10% of the average daily net assets of Contracts invested in the Fidelity VIP Government Money Market Fund for providing various services to shareholders pursuant to the Fidelity VIP Government Money Market Fund’s Distribution and Service Plan. Currently, the Liquidating Fund pays up to 0.20% of its average daily net assets to broker-dealers that provide various services to shareholders. In addition, the transfer agent for the Fidelity VIP Government Money Market Fund will pay Pacific Life a fee for providing certain services that the transfer agent would otherwise provide. The fee for providing such services is an annual rate of [0.05%], payable quarterly and based on each quarter’s average daily assets held by Contract Owners, with a maximum payment of $[1 million] per quarter.

The Liquidating Fund’s expenses are currently capped through an agreement with the Adviser, which agreement terminates on April 30, 2021. If the Liquidation occurs on or about October 30, 2020 as proposed, the Adviser will not bear the expense of those expense cap payments from October 31, 2020 through April 30, 2021 which are estimated to be approximately $15,000.

Purchases and transfers into the Liquidating Fund

Effective October 19, 2020, purchases and transfers into the Liquidating Fund will not be accepted from Pacific Life variable annuity Contract Owners who are not already invested in the Liquidating Fund as of the close of business on October 16, 2020. Pacific Life variable annuity Contract Owners who are invested in the Liquidating Fund as of the close of business on October 16, 2020 may make purchases or transfers into the Liquidating Fund until the Liquidation Date.

Future allocation of premiums will be treated as orders for the Fidelity VIP Government Money Market Fund

Pacific Life has advised the Trust that once the Liquidation is approved and completed, all orders associated with new premiums or transfers (purchase and redemption requests) for the Liquidating Fund will be deemed a request for the purchase or redemption of Service Class shares of the Fidelity VIP Government Money Market Fund.

Transfers out of the Liquidating Fund

Shareholders may transfer out of the Liquidating Fund into any other investment option available under their respective Contracts at any time up until the Liquidation Date. Shareholders may obtain the current prospectus and SAI for any of the investment options underlying their Contracts by going to www.PacificLife.com or by calling a customer service representative using the applicable phone numbers listed in the Annual and Semi-Annual Reports section of this Proxy Statement. Pacific Life has informed the Trust that any shares of the Liquidating Fund held at the close of business on the Liquidation Date will automatically be reinvested in Service Class shares of the Fidelity VIP Government Money Market Fund. Pacific Life has also informed the Trust that transfers out of the Liquidating Fund within 30 days prior to the Liquidation Date and transfers out of the Fidelity VIP Government Money Market Fund within 30 days after the Liquidation Date will not count as a transfer for purposes of transfer limitations under the Contracts. As such, there will be no charge or cost associated with these transfers. Pacific Life has confirmed to the Trust that it will issue supplements to the prospectuses for its affected Contracts advising Contract Owners of their rights to transfer under their respective Contracts. You may obtain a Transfers & Allocation Form from a customer service representative or you can make a transfer directly with a customer service representative using the applicable phone numbers listed in the Annual and Semi-Annual Reports section of this Proxy Statement.

If the Proposal is not approved

If shareholders of the Liquidating Fund do not approve the Plan of Liquidation, the Plan of Liquidation will not be implemented. If the Plan of Liquidation is not approved, beginning October 31, 2020, PLFA will manage the day-to-day investments of the Liquidating Fund and the Board would then meet to consider what, if any, additional steps to take with respect to the Liquidating Fund. Those steps might include seeking regulatory relief from the SEC to permit Pacific Life to substitute each remaining Contract Owner’s interest in the Liquidating Fund with an interest in the Fidelity VIP Government Money Market Fund without approval from Contract Owners.

GENERAL INFORMATION

Solicitation of proxies

The principal solicitation will be by mail, but voting instructions also may be solicited by telephone. AST Fund Solutions LLC has been retained to assist with voting instruction solicitation activities (including assembly and mailing of materials to Contract Owners). All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Adviser. AST Fund Solutions LLC will be paid approximately $1,500 for printing and mailing proxy materials, tabulating votes and estimated proxy solicitation fees.

Voting rights

Holders of shares of the Liquidating Fund at the close of business on September 18, 2020 (the “Record Date”) are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held.

Class I. PLIC and PL&A are the sole shareholders of Class I of the Liquidating Fund entitled to vote. PLIC and PL&A hold Class I shares of the Liquidating Fund in their respective “Separate Accounts,” which are investment accounts established specifically to support obligations of the Contracts. The assets and liabilities of the Separate Accounts are segregated from PLIC’s and PL&A’s general account assets and liabilities. PLIC’s and PL&A’s voting rights are being passed on to you as a Contract Owner, allowing you to provide voting instructions that will be followed when votes are cast by PLIC and PL&A at the Meeting. The number of shares for which such instruction may be given for purposes of voting at the Meeting, including any postponements or adjournments thereof, will be determined as of the Record Date.

Class P. Certain Allocation Funds are the sole shareholders of Class P of the Liquidating Fund entitled to vote. Each Allocation Fund will vote its proxies for the Proposal in the same proportion as the vote of all other shareholders of the Liquidating Fund (namely, the Class I shareholders of the Liquidating Fund). The number of shares for which such instruction may be given for purposes of voting at the Meeting, including any postponements or adjournments thereof, will be determined as of the Record Date.

Voting options

Contract Owners may vote by mail, telephone or internet in advance of the Meeting or by internet at the telephone conference Meeting. For those planning to attend the telephone conference Meeting, please email AST at attendameeting@astfinancial.com in advance of the meeting and provide us with your full name, control number and mailing address in order to receive the conference call dial-in information. Voting instructions, whether submitted via mail, telephone or internet, must be received by 8:00 a.m. Eastern Time (5:00 a. m. Pacific Time) on the Meeting Date or properly submitted at the Meeting. If you vote by mail, the voting instruction proxy card (“proxy card”) must be properly executed (signed by all Contract Owners of record) and received at the address shown on the enclosed postage paid envelope.

Contract Owners may revoke a previously submitted proxy card at any time prior to its use by providing PLIC or PL&A, as applicable, with a written revocation or duly executed proxy card bearing a later date. In addition, any Contract Owner who attends the Meeting may vote by internet at the Meeting, thereby canceling any voting instruction previously given.

How PLIC and PL&A will vote at the Meeting

(i)	If you provide voting instructions timely (on a properly executed proxy card if you are voting by mail), PLIC and PL&A will vote your shares in accordance with your voting instructions.

(ii)	If you provide a properly executed proxy card timely, but it does not include voting instructions, PLIC and PL&A will vote your shares FOR the Proposal.

(iii)	If you provide voting instructions timely to ABSTAIN, the instruction will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting and PLIC and PL&A will vote your shares as an abstention, which will have the same effect as a vote AGAINST the Proposal.

(iv)	If you do not provide voting instructions timely (and have not provided a properly executed proxy card), PLIC and PL&A will vote your shares in the same proportion as all other shareholders in the same Separate Account voted.

(v)	If no Contract Owners of a Separate Account provide timely voting instructions (or properly executed proxy card), PLIC and PL&A will vote all shares held by such Separate Account in the same proportion as votes cast by all of its respective other Separate Accounts in the aggregate.

As a result of the proportional voting described in paragraphs (iv) and (v) above and in the “Class P” paragraph under the Voting Rights section above, a small number of Contract Owners may determine the outcome of the vote.

The Board of Trustees unanimously recommends that you vote “FOR” the proposed Plan of Liquidation.

Ownership of Shares of the Liquidating Fund

With respect to Class I shares of the Liquidating Fund. As of the close of business on the Record Date, there were [ ] Class I shares of the Liquidating Fund outstanding. To the knowledge of the Trust, as of the Record Date, no current Trustee owns 1% or more of the outstanding Class I shares of the Liquidating Fund, and the officers and Trustees of the Liquidating Fund own, as a group, less than 1% of the shares of the Liquidating Fund.

With respect to Class P shares of the Liquidating Fund. As of the close of business on the Record Date, there were [ ] Class P shares of the Liquidating Fund outstanding. Class P shares of the Liquidating Fund are not available for investment to officers and Trustees of the Liquidating Fund.

The following table, entitled “Principal Holders of Fund Shares,” provides the shareholders of record (or shareholders known by the Trust to own beneficially) that owned more than 5% of the Liquidating Fund’s share classes, as of the Record Date.

Class Name	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
Class I	[ ]	[ ]	[ ]%
Class P	[ ]	[ ]	[ ]%

PLIC is a Nebraska domiciled life insurance company and a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. PL&A is an Arizona domiciled life insurance company and a subsidiary of PLIC. PLIC and PL&A’s principal offices are located at 700 Newport Center Drive, Newport Beach, CA 92660.

Quorum

The Liquidating Fund must have a quorum to conduct its business at the Meeting. Holders of 30% of the outstanding shares of the Liquidating Fund present in person or by proxy shall constitute a quorum. Any lesser number shall be sufficient for adjournments. Shares held by shareholders present in person or represented by proxy at the Meeting (including PLIC and PL&A) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the Meeting. Since PLIC and PL&A are the owners of record of a majority of the outstanding shares of the Class I shares of the Liquidating Fund, and certain Allocation Funds of the Trust are the beneficial owners of the outstanding shares of the Class P shares of the Liquidating Fund, it is anticipated that a quorum will be present at the Meeting.

Required Vote

Approval of the Plan of Liquidation requires the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Liquidating Fund to vote “FOR” the approval of the Proposal. Under the 1940 Act, the vote of “a majority of the outstanding voting securities” of the Liquidating Fund means the vote at a duly called meeting: (1) of 67% or more of the voting securities of the Liquidating Fund that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Liquidating Fund are present or represented by proxy; or (2) of more than 50% of the outstanding voting securities of the Liquidating Fund, whichever is less. This is a fund-wide vote, meaning that all classes (Class I and Class P) of the Liquidating Fund will vote together, and vote results will be considered at the Liquidating Fund level without regard to share class.

Investment Adviser, Principal Underwriter and Administrator

Pacific Life Fund Advisors LLC (“PLFA”), a Delaware limited liability company and wholly-owned subsidiary of PLIC, serves as investment adviser to the Liquidating Fund pursuant to an investment advisory agreement with the Trust. PLFA employs Cadence Capital Management LLC as sub-adviser to the Liquidating Fund, pursuant to a sub-advisory agreement.

Pacific Select Distributors, LLC serves as the Liquidating Fund’s principal underwriter and distributor pursuant to a Distribution Agreement with the Trust.

PLIC serves as the administrator to the Liquidating Fund pursuant to an Administration and Support Services Agreement with the Trust.

The investment adviser, principal underwriter and distributor and administrator are all located at 700 Newport Center Drive, Newport Beach, California 92660.

Annual and Semi-Annual Reports

The Trust’s annual report for the fiscal year ended December 31, 2019 and its semi-annual report for the period ended June 30, 2020 were previously sent to shareholders and are available online at www.PacificLife.com/PacificSelectFund.htm. The annual report and the semi-annual report are available upon request without charge by contacting the Trust by:

Regular mail:	Pacific Select Fund, P.O. Box 7500, Newport Beach, CA 92660

Telephone:

PLIC’s Annuity Contract Owners: 1-800-722-4448

(6 a.m. through 5 p.m. Pacific Time, Monday through Friday)

PLIC’s Annuity Financial Professionals: 1-800-722-2333

(6 a.m. through 5 p.m. Pacific Time, Monday through Friday)

PL&A’s Annuity Contract Owners: 1-800-748-6907 (6 a.m. through 5 p.m. Pacific Time, Monday through Friday)

Electronic mail: PSFdocumentrequest@pacificlife.com

Other matters to come before the Meeting

The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, PLIC and PL&A will vote thereon in accordance with their respective best judgment.

Shareholder proposals

The Liquidating Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Liquidating Fund’s management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

PLEASE:

[ ]	PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

OR

[ ]	VOTE TELEPHONICALLY BY CALLING (866) 521-4198.

OR

[ ]	VOTE ON THE INTERNET BY LOGGING ONTO WWW.VOTE.PROXYONLINE.COM AND FOLLOWING THE ONLINE INSTRUCTIONS.

VOTING INSTRUCTIONS MUST BE RECEIVED BY 8:00 A.M. EASTERN TIME (5:00 A.M. PACIFIC TIME) ON OCTOBER 22, 2020. VOTES CAST BY MAIL NEED TO BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

OR

[ ]	VOTE BY INTERNET AT THE MEETING ON OCTOBER 22, 2020.

/s/
Jane M. Guon
Vice President and Secretary
Pacific Select Fund
October 5, 2020

 APPENDIX A

PACIFIC SELECT FUND

INTERNATIONAL EQUITY INCOME PORTFOLIO

PLAN OF LIQUIDATION

The following Plan of Liquidation (“Plan”) of the International Equity Income Portfolio (“Liquidating Fund”), a series of Pacific Select Fund, (“Trust”) organized and existing under the laws of the State of Delaware, and an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), is intended to accomplish the complete liquidation and termination of the Liquidating Fund (“Liquidation”) in conformity with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (“Code”), and the Trust’s Agreement and Declaration of Trust and By-Laws.

WHEREAS, on September 16, 2020, the Trust’s Board of Trustees (“Board”) determined that it is in the best interests of the Liquidating Fund and its shareholders to liquidate the Liquidating Fund after considering the following material factors and other factors, including but not limited to, the following:

(a)	the Liquidating Fund’s sub-adviser submitted its resignation as sub-adviser to the Liquidating Fund effective at the close of business October 30, 2020;

(b)	given the sub-adviser’s resignation, the Adviser determined to redeem all shares of the Liquidating Fund held by certain funds of the Trust which seek to achieve their goals by investing in other funds of the Trust (“Allocation Funds”) and the Adviser’s affiliate determined to redeem all of its shares in the Liquidating Fund, and that after such redemptions, the Liquidating Fund would have only approximately $270,000 in assets and the Adviser does not expect the Liquidating Fund to achieve significant asset growth in the foreseeable future so as to be viable in the long term;

(c)	the Adviser does not plan to reinvest any assets of the Allocation Funds in the Liquidating Fund nor does it expect the Liquidating Fund to achieve significant asset growth in the foreseeable future so as to be viable in the long term. Therefore, the Adviser does not plan to seek to engage another sub-adviser to manage the Liquidating Fund and recommended liquidating the Liquidating Fund.

(d)	at the Liquidating Fund’s expected asset size, a sub-adviser would not be able to manage the Liquidating Fund in a manner consistent with its current investment strategies;

(e)	alternatives to the proposed Liquidation, including feasibility of merging the Liquidating Fund into another fund of the Trust;

(f)	the Adviser’s recommendation to liquidate the Liquidating Fund;

(g)	the terms and conditions of the proposed Plan;

(h)	any direct or indirect costs to be incurred by the Liquidating Fund and its shareholders as a result of the proposed Liquidation; and

(i)	the Adviser will pay the costs (other than brokerage and transaction fees incurred in connection with the sale of the Liquidating Fund’s shares) specifically incurred as a result of the proposed Liquidation, including costs related to the proxy statement to be sent to Liquidating Fund shareholders.

WHEREAS, the Board has determined that it is advisable and in the best interests of the Liquidating Fund and its shareholders to liquidate the Liquidating Fund on or about the close of business October 30, 2020 or such other date as determined by any officer of the Trust (“Liquidation Date”); and

WHEREAS, on September 16, 2020, the Board unanimously approved this Plan as being in the best interests of the Liquidating Fund and its shareholders and adopted this Plan as the method of liquidating the Liquidating Fund.

NOW, THEREFORE, the liquidation of the Liquidating Fund shall be carried out in the manner hereinafter set forth:

1. EFFECTIVE DATE OF PLAN. The Plan shall become effective immediately after the close of business on October 30, 2020, or such other date as determined by any officer of the Trust (hereinafter, “Effective Date”).

2. NOTICE TO SHAREHOLDERS OF LIQUIDATION. Prior to the Effective Date, the Liquidating Fund shall provide notice to shareholders to the effect that this Plan has been approved by the Board and that on the Liquidation Date, all outstanding shares of the Liquidating Fund shall be liquidated.

3. CESSATION OF BUSINESS. On or before the Effective Date, the Liquidating Fund shall not engage in any business activities except for the purposes of winding down its business and affairs, preserving the value of its assets, and distributing its remaining assets ratably among the shareholders of the outstanding shares of the Liquidating Fund, in accordance with the provisions of the Plan, after discharging or making reasonable provision for the Liquidating Fund’s liabilities.

4. RESTRICTION OF SALE OF LIQUIDATING FUND SHARES. Effective October 19, 2020, purchases and transfers into the Liquidating Fund will not be accepted from Pacific Life variable annuity Contract Owners who are not already invested in the Liquidating Fund as of the close of business on October 16, 2020. Pacific Life variable annuity Contract Owners who are invested in the Liquidating Fund as of the close of business on October 16, 2020 may make purchases or transfers into the Liquidating Fund until the Liquidation Date.

5. LIQUIDATION OF ASSETS. On or before the Liquidation Date, the Liquidating Fund shall convert all portfolio securities of the Liquidating Fund to cash or cash equivalents.

6. SATISFACTION OF FEDERAL INCOME AND EXCISE TAX DISTRIBUTION REQUIREMENTS. On or before the Liquidation Date, any officer of the Trust shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Liquidating Fund’s shareholders all of the Liquidating Fund’s net tax exempt income and investment company taxable income attributable to the Liquidating Fund for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Liquidating Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

7. PAYMENT OF DEBTS. On or before the Liquidation Date, the Liquidating Fund shall pay, or make reasonable provision to pay, in full, all known or reasonably ascertainable liabilities, claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations, known to the Liquidating Fund and all claims and obligations which are known to the Liquidating Fund but for which the identity of the claimant is unknown. Such amounts shall include, without limitation, all charges, taxes and expense of the Liquidating Fund, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by the Liquidating Fund.

8. LIQUIDATING DISTRIBUTION. On the Liquidation Date, the Liquidating Fund shall distribute to its shareholders of record as of the close of business on the Liquidation Date, all of the remaining assets of the Liquidating Fund in complete cancellation and redemption of all the outstanding shares of the Liquidating Fund (“Liquidation Proceeds”), except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Liquidating Fund on the Liquidating Fund’s books on the Liquidation Date, including, but not limited to, income, dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Liquidating Fund on the Liquidating Fund’s books; provided further, for the avoidance of doubt, notwithstanding anything herein to the contrary, all interests, rights and titles to any claims, whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery claims of the Liquidating Fund shall be disclaimed, and any and all resulting recoveries shall be returned to the Trust, and shall not be distributed to the Liquidating Fund’s shareholders of record. With respect to Class I shares of the Liquidating Fund, the Trust will take instruction from Pacific Life Insurance Company and Pacific Life & Annuity Company regarding the allocation of the Liquidation Proceeds to another investment option available to the contract owners, which each of Pacific Life Insurance Company and Pacific Life & Annuity Company has indicated will be the Fidelity Variable Insurance Products Government Money Market Portfolio - Service Class shares.

9. LIQUIDATION. The Liquidating Fund shall be liquidated on the Liquidation Date in accordance with Section 331 of the Code. As soon as practicable after the Liquidation Date, the Liquidating Fund shall be terminated.

10. MANAGEMENT AND EXPENSES OF THE LIQUIDATING FUND. The Adviser shall bear the expenses incurred related to implementing the Plan of Liquidation, including the costs of the proxy statement sent to Liquidating Fund shareholders such as the costs of preparing the proxy statement, printing and distributing the proxy materials, soliciting and tallying voting instructions, any necessary filings with the U.S. Securities and Exchange Commission, legal fees, and expenses of holding shareholder meetings. The Liquidating Fund will bear any brokerage fees and other transaction costs associated with the sale of portfolio holdings of the Liquidating Fund prior to the Liquidation as a result of the Liquidation, along with any usual and customary expenses of the Liquidating Fund such as accounting, custody and Trustees’ fees.

11. RECEIPT OF CASH OR OTHER DISTRIBUTIONS AFTER THE LIQUIDATION DATE. Following the Liquidation Date, if the Liquidating Fund receives any form of cash or is or becomes entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, any such cash or distribution will be allocated first to reimburse the Adviser for any expenses it incurs pursuant to Paragraph 10 above and then to the Trust in such manner as any officer of the Trust determines is reasonable (and, as a point of clarification, such proceeds need not be distributed to the separate accounts that previously held Liquidating Fund shares or to contract owners who previously allocated to the Liquidating Fund and may instead be used to pay general expenses of the Trust).

12. LOST SHAREHOLDERS. If the Trust is unable to pay redemption proceeds to shareholders of the Liquidating Fund because of the inability to locate shareholders to whom redemption proceeds are payable, the Trust may take such steps as an authorized officer of the Trust deems appropriate, which may include creating, in the name and on behalf of the Liquidating Fund, a trust or account with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Liquidating Fund in such trust for the benefit of the shareholders that cannot be located. The expense of such trust shall be charged against the assets therein.

13. POWER OF THE BOARD AND TRUST OFFICERS. The Board and officers of the Trust shall have the authority to do or authorize any acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, documents, information returns, tax returns and other papers that may be necessary or appropriate to implement the Plan or that may be required by the provisions of the 1940 Act or other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

14. AMENDMENT OR ABANDONMENT OF PLAN AND SHAREHOLDER APPROVAL OF PLAN. The Board shall have the authority to authorize or ratify such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Liquidating Fund, and the distribution of its net assets to shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, and the Trust’s Declaration of Trust and By-Laws, if the Board determines that such action would be advisable and in the best interests of the Liquidating Fund and its shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Liquidating Fund shareholders, Liquidating Fund shareholders will be given prompt and timely notice of such an amendment or modification. In addition, the Board may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Liquidating Fund and its shareholders. This Plan shall be deemed abandoned in the event the Liquidating Fund’s shareholders do not approve the Plan by the close of business on December 31, 2020.

15. CHANGES TO PLAN. Each officer of the Trust may modify or extend any of the dates specified in the Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Effective Date and the Liquidation Date) or make such other changes as permitted under the law if such officer(s) determine, with the advice of the Trust’s General Counsel or his or her delegee, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Liquidating Fund or to protect the interests of the shareholders of the Liquidating Fund.

16. NO PERSONAL OBLIGATIONS. The obligation of the Trust entered into in the name or on behalf of the Trust or Liquidating Fund by any of the Trustees of the Trust, representatives or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders or representatives of the Trust personally, but bind only the assets of the Trust attributable to the Liquidating Fund.

17. GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, the Board has caused this Plan to be approved on behalf of the Liquidating Fund.

PACIFIC SELECT FUND

On behalf of the International Equity Income Portfolio

By:	/s/
Name:	Robin S. Yonis
Title:	Vice President and General Counsel
Date:	October 5, 2020

PACIFIC LIFE

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

INTERNATIONAL EQUITY INCOME PORTFOLIO OF PACIFIC SELECT FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS – OCTOBER 22, 2020

The undersigned owner of a variable annuity contract (collectively, "Variable Contracts") issued or administered by Pacific Life Insurance Company ("PLIC") and funded by separate accounts ("Separate Accounts") of PLIC and Pacific Life & Annuity Company ("PL&A"), hereby instructs PLIC and PL&A, on behalf of their respective pertinent Separate Accounts, to:

(1) Vote the shares of the International Equity Income Portfolio of the Pacific Select Fund (the "Trust") attributable to his or her Variable Contract at the special meeting of shareholders (the "Meeting") of the Trust to be held at 9:00 a.m. Pacific Time, on October 22, 2020 telephonically via conference call, and at any adjournment thereof, as indicated, with respect to the matters referred to in the proxy statement for the Meeting; and

(2) Vote upon such other matters as may properly come before the Meeting or any adjournment thereof in the discretion of Pacific Life and PL&A.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 521-4198. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 22, 2020. The proxy statement for this meeting is available at:
https://vote.proxyonline.com/pacificselect/docs/internationalequityincomeportfolio2020.pdf

If you vote on the Internet or by telephone, you need not return this voting instruction. Voting instructions completed by mail must be sent to the address shown on the postage paid envelope provided. **VOTING INSTRUCTIONS MUST BE RECEIVED BY 8 A.M. EASTERN TIME ON OCTOBER 22, 2020.**

INTERNATIONAL EQUITY INCOME PORTFOLIO

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

The Board of Trustees unanimously recommends a vote FOR the proposal.

This proxy is solicited on behalf of the Board of Trustees of Pacific Select Fund. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. If this voting instruction proxy card is not properly executed when voting by mail, or if you do not vote at all, your votes will be cast by PLIC and/or PL&A, as applicable, on behalf of the pertinent Separate Account in the same proportion as it votes shares held by the Separate Account for which it has received voting instructions, if other votes are received for that Separate Account. If no other votes are received for a Separate Account, your votes will be cast by PLIC and/or PL&A, as applicable, in the same proportion as other votes cast by all of its respective Separate Accounts in the aggregate. Abstentions have the same effect as an instruction to vote "AGAINST" the Proposal.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING